Exhibit 10.43

AMENDMENT NUMBER ONE TO AMENDED AND RESTATED

CREDIT SUCCESSION AGREEMENT

THIS AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT SUCCESSION AGREEMENT (this “Amendment”) has been executed and delivered as of April 6, 2000, by and between Jacob Y. Terner, M.D. (“Terner”), Prospect Medical Holdings, Inc., a Delaware corporation (“Holdings”), Prospect Medical Systems, Inc., a Delaware corporation (“Systems”), Sierra Medical Management, Inc., a Delaware corporation (“Sierra Management”), Prospect Medical Group, a California professional corporation (“Group”), Santa Ana/Tustin Physicians Group, Inc., a California professional corporation (“Santa Ana/Tustin”), Sierra Primary Care Medical Group, Inc., a California professional corporation (“Sierra Primary Care”), and Imperial Bank, a California banking corporation (“Bank”), with reference to the following facts:

R E C I T A L S

A.                                   The parties hereto (other than Terner, Sierra Management and Sierra Primary Care) and Gregg DeNicola, M.D. (“DeNicola”) previously entered into that certain Amended and Restated Credit Succession Agreement, dated as of July 14, 1997 (the “Agreement”), pursuant to which certain restrictions were imposed on the sale, transfer or other disposition of the shares of Group, Santa Ana/Tustin, and each California professional medical corporation which thereafter becomes a party to the Agreement.

The parties hereto (other than Terner) and DeNicola previously entered into that certain Joinder Agreement, dated as of September 27, 1997, pursuant to which Sierra Management agreed to join in and be bound by the Agreement as a Management Company (as defined in the Agreement), and Sierra Primary Care agreed to join in and be bound by the Agreement as a Professional Corporation (as defined in the Agreement).

B.                                     The parties hereto and DeNicola previously entered into that certain Joinder Agreement, dated as of January 26, 2000, pursuant to which (i) Terner agreed to join in and be bound by the Agreement as a Successor Shareholder under the Agreement and that each reference to “Gregg DeNicola, M.D.” or “DeNicola” in the Agreement shall be deemed to refer to Terner, and (ii) DeNicola was released of his rights and obligations under the Agreement.

C.                                     The Agreement included a covenant that requires the Professional Corporations to maintain a Board of Directors of at least three (3) members, all of whom are (i) licensed in the State of California, (ii) qualified under the terms of the Agreement, and (iii) not legally disqualified under the Professional Corporation Act.

D.                                    In December 1999, Gregg DeNicola, M.D. resigned from the Board of Directors of both Group and Santa Ana/Tustin, and neither Group nor Santa Ana/Tustin is able to fill the vacancy on their respective Board of Directors.

E.                                      The parties hereto have agreed to amend the Agreement to permit Group and Santa Ana/Tustin to maintain a Board of Directors with at least one (1) member, so long as it complies with California law, in accordance with the terms of this Amendment.

A G R E E M E N T

In consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.                                       Amendment.  Section 3(a) of the Agreement is amended to read as follows:

“(a)                            Qualified Directors.  Maintain for each of the Professional Corporations, a Board of Directors consisting of at least one (1) member (or such greater number as shall be required by the Professional Corporation Act of the applicable jurisdiction or other applicable laws) who shall be (i) duly licensed to practice in the medical industry in the applicable jurisdiction and designated as a licensed professional in accordance with the Professional Corporation Act of such jurisdiction, (ii) who is otherwise qualified hereunder and (iii) who is not legally disqualified (temporarily or permanently) under the Professional Corporation Act ( a licensed person who is not legally disqualified is hereinafter referred to as a “Qualified Medical Professional”);”

3.                                       Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.  All of such counterparts, taken together, shall constitute but one and the same agreement.  This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

4.                                       Limited Effect.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern.  In all other respects, the Agreement, as amended hereby, shall remain in full force and effect.

EXECUTED as of the date first above written.

Jacob Y. Terner, M.D.

SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.

By:
Title:

PROSPECT MEDICAL HOLDINGS, INC.

By:
Title:

PROSPECT MEDICAL SYSTEMS, INC.

By:
Title:

PROSPECT MEDICAL GROUP, INC.

By:
Title:

SIERRA MEDICAL MANAGEMENT, INC.

By:
Title:

SIERRA PRIMARY CARE MEDICAL GROUP, INC.

By:
Title:

IMPERIAL BANK

By:
Title: